UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

GT Biopharma, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or organization)	000-08092 (Commission File Number)	94-1620407 (IRS Employer I.D. No.)

310 N. Westlake Blvd
Suite 206
Westlake Village, CA 91362
Phone: (800) 304-9888
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act (17 CFR 240. l 4a- l 2)

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Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

ITEM 8.01 Other Events

On November 1, 2018, GT Biopharma announced that in reference to the Investigational New Drug Application submitted under section 505(i) of the Federal Food, Drug, and Cosmetic Act for GTB-3550 (OXS-3550), the Food and Drug Administration has completed its review and concluded that the clinical investigation of protocol HM2015-39: “CD16/IL-15/CD33 (161533) Tri-Specific Killer Engagers (TriKEs) for the Treatment of High Risk Myelodysplastic Syndromes, Refractory/Relapsed Acute Myeloid Leukemia and Advanced Systemic Mastocytosis” may be initiated.

ITEM 9.01 Exhibits.

10.1
Letter from Food and Drug Administration indicating authorization to initiate clinical investigation

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT Biopharma, Inc.

Dated: November 1, 2018	By:	/s/ Raymond W. Urbanski
Raymond W. Urbanski
Chairman and Chief Executive Officer

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